                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 29, 1997

                            REGENCY AFFILIATES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                        1-7949                   72-0888772
--------------------------------------   --------------------    -----------------------
(State or Other Jurisdiction of Incor-   (Commission File No.)    (IRS Employer
poration or Organization)                                         Identification Number)

3340 S.E. Federal Hwy., Suite 210                               34997
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(Address of Principal Executive Offices)                   (Zip Code)

10842 Old Mill Rd., #5B, Omaha, NB                              68154
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(Address of Administrative Offices)                        (Zip Code)
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
Registrant's Telephone Number (executive office), including Area Code: (561) 398-0082
                                                                      --------------------

Registrant's Telephone Number (administrative office), including Area Code: (402) 330-8750
                                                                           ---------------
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                                 Not Applicable
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(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The accompanying pro forma consolidated balance sheet as of December 31, 1996, and the related consolidated pro forma statement of operations for the year then ended include the combined results of Regency Affiliates, Inc. (the "Company") and Rustic Crafts Co., Inc. ("Rustic") as required by Item 7(b).

         On March 17, 1997, the Registrant purchased substantially all the assets of Rustic Crafts Co., Inc., a Pennsylvania corporation ("Rustic"), through a new wholly-owned subsidiary, Rustic Crafts International, Inc. ("RCI"), a Delaware corporation. The purchase price for the acquisition consisted of a cash payment of $1,100,000 plus the issuance of 100,000 shares of the common stock, $0.40 par value, of the Registrant. In addition, the Company paid approximately $201,000 to discharge bank debt of the Seller, and the Company assumed trade payable obligations of the Seller. Prior to the acquisition, selling persons had no relationship with the Company, any of its affiliates, any director or officer of the Company, or any associate of such director or officer. Funds used by the Company for the acquisition were taken from the Company's existing bank deposits.

         Rustic manufactured and sold specialty electric fireplaces, decorative wood and marble fireplace mantels, fireplace accessories and other home furnishings. In connection with the purchase, RCI acquired all of the inventory, plant, equipment, and other fixed assets of the Seller. The Company intends to continue using the assets to operate the acquired business.

         The pro forma consolidated balance sheet shows the financial position of the Company and Rustic assuming the transactions had occurred on that date. The balance sheet reflects the fair market value of the assets of Rustic and the goodwill which results from the excess of the purchase price over the fair market value of the assets.

        The pro forma statements of operations present the financial results of operations of the Company assuming the acquisition of Rustic was made at the beginning of the year. The pro forma statements reflect adjustments for depreciation and amortization resulting from valuation of assets. Adjustments have been made to delete certain expenses associated with the former shareholders of Rustic which the Company believes are nonrecurring expenses. Adjustments have been made to recognize additional interest expense on funds required to purchase Rustic and reduce the expense by virtue of the Company's net operating loss carryforward.

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

                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         December 31, 1996


                                      AS REPORTED           RUSTIC CRAFTS                  ADJUSTMENTS
                                        12/31/96               12/31/96                DEBIT         CREDIT           PRO FORMA
                                      -----------           -------------            ----------     ---------        ------------
 CURRENT ASSETS
      Cash and Cash
      Equivalents                     $ 2,303,655             $   68,173             $             $1,100,000(2)     $ 1,271,828

      Accounts Receivable                                        519,365                                                 519,365

      Inventories                                                485,416                                                 485,416

      Prepaid Expenses                      4,415                 36,261                                                  40,676
                                       ----------             ----------             --------      ----------        -----------
          Total                         2,308,070              1,109,215                    0       1,100,000          2,317,285

 INVESTMENTS


       Partnership interest             8,233,731                      0                                               8,233,731

      Rental Property                      50,884                      0                                                  50,884
                                       ----------             ----------             --------      ----------        -----------
                                        8,284,615                      0                    0               0          8,284,615


 PROPERTY &                                     0                 77,466               39,214(1)                         116,680
 EQUIPMENT, NET

 OTHER ASSETS

      Aggregate Inventory                 850,000                                                                        850,000

      Other                               123,993                                                                        123,993

      Goodwill                                  0                 28,124              679,579(2)       39,214(1)         668,489
                                      -----------             ----------             --------      ----------        -----------
                                          973,993                 28,124              679,579          39,214          1,642,482
                                      -----------             ----------             --------      ----------        -----------
                                      $11,566,678             $1,214,805             $718,793      $1,139,214        $12,361,062
                                      ===========             ==========             ========      ==========        ===========


 LIABILITIES & EQUITY

 Current Liabilities

      Notes Payable                   $         0             $  295,000             $             $                 $   295,000

      Accounts Payable                     79,906                263,442                                                 343,348

      Accrued Expenses                     58,176                118,717                                                 176,893

      Current Maturities                        0                 25,300                                                  25,300
                                      -----------             ----------             --------      ----------        -----------
                                          138,082                702,459                    0               0            840,541

 LONG-TERM DEBT                         4,199,940                 31,925                                               4,231,865

 MINORITY INTEREST                        101,110                      0                                                 101,110

 SERIAL PREFERRED
 STOCK                                    401,054                      0                                                 401,054

 SHAREHOLDERS' EQUITY
      Mandatory Redeemable
      Serial Preferred Stock            1,052,988                      0                                               1,052,988

      Common Stock                      4,549,642                  1,000                1,000(2)       60,000(2)       4,609,642

      Add'l. Paid in Capital              140,000                      0                                                 140,000

      Readjustment from
      reorganization                   (1,670,596)                     0                                              (1,670,596)

      Retained Earnings                 2,654,458                479,421              479,421(2)                       2,654,458
                                      -----------             ----------             --------      ----------        -----------
                                        6,726,492                480,421              480,421          60,000          6,786,492
                                      -----------             ----------             --------      ----------        -----------
                                      $11,566,678             $1,214,805             $480,421      $   60,000        $12,361,062
                                      ===========             ==========             ========      ==========        ===========


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                                      -3-

   Pro Forma Adjustments to Balance Sheet:

   (1) Increase the book value of assets acquired to their fair market value at date of acquisition.

   (2) Record purchase of assets of Rustic for $1,000,000 in cash and 100,000 shares of Common Stock, and eliminate Rustic Common Stock and retained earnings and record goodwill for amounts paid in excess of fair market value.

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended December 31, 1996

                                    AS REPORTED            RUSTIC CRAFTS                  ADJUSTMENTS
                                      12/31/96                12/31/96                DEBIT         CREDIT           PRO FORMA
                                    -----------            -------------            ----------     ---------        ------------

 NET SALES                         $     6,100               $2,808,300              $              $                 $2,814,400

 COSTS AND EXPENSES                                           1,907,600

      Cost of goods sold                                                                              87,500(1)        1,820,100
      General &
      Administrative                   920,800                  745,700               65,900(3)      159,900           1,572,500
      Other                                                      15,900                                                   15,900
                                     ---------                ---------              -------        --------           ---------


 INCOME (LOSS) FROM                   (914,700)                 139,100              (65,900)       (247,400)           (594,100)
 OPERATIONS

 INCOME FROM EQUITY
 INVESTMENT IN
 PARTNERSHIP                         4,268,900                                                                         4,268,900

 INTEREST INCOME                        74,100                                                                            74,100

 INTEREST EXPENSE                     (404,800)                 (40,600)              77,000(4)                         (522,400)
                                     ---------                ---------              -------       ---------           ---------

INCOME BEFORE INCOME TAX
      EXPENSE AND MINORITY
      INTEREST                       3,023,500                   98,500                11,100       (247,400)          3,226,500

INCOME TAX EXPENSE                     226,400                   31,100                               27,000(5)          230,500

MINORITY INTEREST                        5,400                        0                                                    5,400
                                   -----------                 --------              --------      ---------          ----------
NET INCOME                         $ 2,802,500                 $ 67,400              $ 11,100      $(274,400)         $3,001,400
                                   ===========                 ========              ========      ==========         ==========

NET INCOME FOR
COMMON STOCK                       $ 2,688,523                                                                        $2,887,500
                                   ===========                                                                        ==========

EARNINGS PER SHARE
     Primary                       $      0.24                                                                        $     0.25
                                   ===========                                                                        ==========

     Fully Diluted                 $      0.20                                                                        $     0.21
                                   ===========                                                                        ==========
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Pro Forma Adjustments to Statement of Operations:
Year Ended December 31, 1996

(1) $ 87,500      Eliminate nonrecurring costs associated with expenses
                  allocated to Rustic by sellers.

(2)  159,900      Eliminate nonrecurring general and administrative expenses allocated to Rustic by sellers.

(3)   65,900      Increase amortization of goodwill recorded as a result of
                  purchase cost in excess of fair market value.  Increase
                  depreciation as a result of the increase of the recorded
                  value to reflect fair market value of fixed assets purchased on date of acquisition.

(4)   77,000      To reflect interest expense on cash required for purchase
                  from January 1, 1996, to June 20, 1996, when proceeds from borrowings were available to the Company.

(5)   27,000      Decrease income tax expense resulting from the ability of the consolidated group to utilize the Company's net operating loss carryforward.

                                  SIGNATURES


        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                   ________REGENCY AFFILIATES, INC.________

                                 (Registrant)




         5/29/97                    By: /s/ Pamlyn Kelly, Ph.D.
    ------------------                 -------------------------------
      Date
                                        Pamlyn Kelly, Ph.D., President